CARRAMERICA REALTY, L.P.
                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

         The unaudited Pro Forma Condensed Balance Sheet is presented as if the acquisition and sales of office properties and land that have been consummated since September 30, 1997 had occurred on September 30, 1997. The unaudited Pro Forma Condensed Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if the acquisition and sales of office properties have been consummated since the beginning of the periods presented.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Balance Sheet and the unaudited Pro Forma Condensed Statements of Operations should be read in conjunction with the Financial Statements of CarrAmerica Realty, L.P. (the Partnership) and Notes thereto. The unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at September 30, 1997, nor does it purport to represent the future financial position of the Partnership. The unaudited Pro Forma Condensed Statements of Operations are not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

                                                                    Exhibit 99.1


                            CARRAMERICA REALTY, L.P.
                       PRO FORMA CONDENSED BALANCE SHEET
                                 (In thousands)


                                            At September 30, 1997 (Unaudited)
                                 ----------------------------------------------------------
                                                   Pro Forma Adjustments
                                                 -------------------------
                                                  Acquired        Disposed
                                 Historical (A)  Properties (B)  Properties (C)   Pro Forma
                                 --------------  --------------  --------------   ---------
        ASSETS
Rental property, net               $401,194        $197,332 (1)    $(51,304)(4)    $547,222
Development property                 50,968           9,537 (1)           0          60,505
Restricted and unrestricted cash      3,023               0               0           3,023
Other assets                         11,321             378 (2)      (1,640)(5)      10,059
                                   --------        --------        --------        --------
   Total assets                    $466,506        $207,247        $(52,994)       $620,809
                                   ========        ========        ========        ========

     LIABILITIES
Mortgages and notes payable        $131,799         $78,379 (2)    $(56,450)(6)    $153,728
Other liabilities                    14,788           1,095 (2)      (1,562)(5)      14,321
                                   --------        --------        --------        --------
   Total liabilities                146,587          79,474         (58,012)        168,049

   PARTNERS' CAPITAL                319,919         127,773 (3)       5,068 (7)     452,760
                                   --------        --------        --------        --------
   Total liabilities and
     partners' capital             $466,506        $207,247        $(52,944)       $620,809
                                   ========        ========        ========        ========

                            CARRAMERICA REALTY, L.P.
                   NOTES TO PRO FORMA CONDENSED BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Partnership's unaudited historical condensed balance sheet as of September 30, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:
       (1) total acquisition costs of $206,869 ($28,714 related to 2600 West Olive, $14,746 related to San Mateo I, $25,140 related to San Mateo II&III, $12,286 related to Canyon Park Commons, $87,779 related to the US West Portfolio, $15,161 related to Tower of the Hills, $13,506 related to Bay Technology Center, and $9,537 related to Commons at Las Colinas-Land);
       (2) the assumption of other existing debt of $78,379 ($19,370 related 2600 West Olive, $5,838 related to San Mateo II&III, and $53,171 related to the US West Portfolio), the assumption of other liabilities of $1,095, and the purchase of other assets of $378; and
       (3) capital contributions of $83,388 from partners, and the issuance of operating partnership units with a total value of $44,385 related to the acquisitions of 2600 West Olive, San Mateo I, and the US West Portfolio.

(C) Reflects the following pro forma adjustments related to the dispositions of First State Bank, The Quorum, Littlefield Building, and Norwood Tower:
       (4)    total net cost of properties of $51,304;
       (5) the transfer of net assets of $78 ($1,640 in other assets and $1,562 in other liabilities) in connection with the dispositions;
       (6) the repayment of debt of $9,508 and the repayment of other partnership debt of $46,942 with the total sales proceeds; and
       (7)    the recognition of a $5,068 gain on disposition of the properties.

                            CARRAMERICA REALTY, L.P.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (In thousands)


                                        For the nine months ended September 30, 1997
                                  -------------------------------------------------------
                                                     Pro Forma Adjustments
                                                 -----------------------------

                                                  Acquired        Disposed
                                  Historical(A)  Properties(B)   Properties(C)  Pro Forma
                                  -------------  -------------   -------------  ---------
Real estate operating revenue
   Rental revenue                  $40,157       $24,731 (1)     $(5,810)(6)     $59,078

Real estate operating expenses:
   Property operating expenses      17,411         5,526 (4)      (3,445)(6)      19,492
   Interest expense                  3,989         7,377 (2)      (3,113)(7)       8,253
   General and administrative        1,625           100 (5)           0           1,725
   Depreciation and amortization     8,784         5,401 (3)      (1,605)(8)      12,580
                                   -------       -------         -------         -------
       Total operating expenses     31,809        18,404          (8,163)         42,050
                                   -------       -------         -------         -------

       Real estate operating inc     8,348         6,327           2,353          17,028

   Other operating income
    (expense), net                      71             0               0              71
                                   -------       -------         -------         -------

   Net income                       $8,419        $6,327          $2,353         $17,099
                                   =======       =======         =======         =======

                            CARRAMERICA REALTY, L.P.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (In thousands)


                                    For the year ended December 31, 1996 (Unaudited)
                                ------------------------------------------------------
                                                    Pro Forma Adjustments
                                                ----------------------------
                                                  Acquired        Disposed
                                 Historical(A)  Properties(B)  Properties(C) Pro Forma
                                 -------------  -------------  -----------------------
Real estate operating revenue
   Rental revenue                   $13,376      $56,914 (1)    $(3,314)(6)   $66,976

Real estate operating expenses:
   Property operating expenses        6,546       17,911 (4)     (1,963)(6)    22,494
   Interest expense                   1,475       13,583 (2)     (4,143)(7)    10,915
   General and administrative           680          325 (5)          0         1,005
   Depreciation and amortization      3,148       11,848 (3)       (810)(8)    14,186
                                    -------      -------        -------       -------
       Total operating expenses      11,849       43,667         (6,916)       48,600
                                    -------      -------        -------       -------

       Real estate operating inc      1,527       13,247          3,602        18,376

   Other operating income
    (expense), net                       29           (1)(1)         (1)(6)        27
                                    -------      -------        -------       -------

   Net income                        $1,556      $13,246         $3,601       $18,403
                                    =======      =======        =======       =======

                            CARRAMERICA REALTY, L.P.
              NOTES TO PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
              For the Nine Months Ended September 30, 1997 and the
                          Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Partnership's historical condensed statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
       (1)    the historical operating activity of the properties acquired;
       (2) the additional interest expense on debt of $210,178, at a weighted average interest rate of 8.3%, incurred for the acquisitions ($8,664 of interest costs, net of $1,287 capitalized for development property for the nine months ended September 30, 1997 and $17,707 of interest costs, net of $4,124 capitalized for development property for the year ended December 31, 1996);
       (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property acquired based on a 30 year useful life;
       (4) the historical operating activity of the rental properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Partnership upon purchase of the properties; and
       (5) the estimated incremental general and administrative expenses associated with the Partnership's asset growth.

(C) Pro forma adjustment for dispositions reflects:

       (6) the elimination of the historical operating activity of the properties sold;
       (7) the reduction of interest expense from the repayment of $56,450 in debt, at a weighted average interest rate of 7.4%, from the proceeds of sold properties; and
       (8) the elimination of the historical depreciation expense of the properties sold.